SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 5, 1996



                           GLENAYRE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                              0-15761                    98-0085742
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                  File Number)            Identification No.)



5935 Carnegie Boulevard, Charlotte, North Carolina                  28209
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (704) 553-0038


                                 Not applicable
         (Former name or former address,  if changed since last report.)



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



Item 5.  Other Events.

         The Registrant announced on March 5, 1996 the possible negative impact on its first quarter 1996 net sales as a result of the recent Federal Communications Commission Notice of Proposed Rulemaking. The Registrant's Press Release is filed herewith as Exhibit 99 to this Report.


Item 7.  Financial Statements and Exhibits.

                (c)  Exhibits

   99    Registrant's Press Release dated March 5, 1996.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GLENAYRE TECHNOLOGIES, INC.



                                     By   s/ Stanley Ciepcielinski
                                              Stanley Ciepcielinski
                                              Executive Vice President and
                                              Chief Financial Officer


Dated:  March 11, 1996









                                Page 2 of 4 Pages

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                      Commission File Number
March 5, 1996                                             0-15761


                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX


Exhibit No                                    Exhibit Description

   99                                     Glenayre Technologies, Inc.
                                          Press Release dated March 5,
                                          1996.



                                Page 3 of 4 Pages